UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2019

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2019, Autoliv, Inc. (the “Company”) issued a press release announcing that Mats Backman notified the Company of his intent to resign from his position as the Chief Financial Officer and Executive Vice President, Finance of the Company. Mr. Backman’s resignation will be effective no later than the expiration of a six-month notice period, or July 8, 2019, unless otherwise agreed by the parties. His departure is not due to any disagreement between Mr. Backman and the Company relating to the Company’s financial reporting or condition, policies or practices. Mr. Backman is entitled to his normal compensation through the duration of his employment. The Company has agreed to waive Mr. Backman’s non-competition covenant and will not make any payments to him with respect to such covenant.

Christian Hanke, Vice President, Corporate Controller of the Company, will serve as the Company’s Interim Chief Financial Officer after the departure of Mr. Backman while the Company completes its search process for a permanent Chief Financial Officer.

Mr. Hanke, age 50, has served as the Company’s Vice President, Corporate Controller since November 2016. Prior to that, Mr. Hanke served as Vice President Financial Controller – Head of Non-US Accounting Operations and Financial Control of Nasdaq in Stockholm, Sweden from April 2013 to November 2016.

No new compensatory or severance arrangements were entered into in connection with Mr. Hanke’s appointment as Interim Chief Financial Officer. There are no related party transactions between the Company and Mr. Hanke and no family relationships between Mr. Hanke and any of the directors or officers of the Company.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated January 8, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated January 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and
General Counsel

Date: January 11, 2019